Evergreen VA Small Cap Value Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Small Cap Value Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“Looking forward, we are cautiously optimistic regarding the outlook for small cap value stocks. Historically, small cap stocks have outperformed their large cap counterparts as the economy strengthens.”

MANAGEMENT TEAM

Jordan D. Alexander, CFA
Value Equity Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 5/1/1998	Class 1*	Class 2
Class Inception Date	5/1/1998	7/31/2002

Average Annual Return

1 year	-12.60%	-12.63%

Since portfolio inception	6.75%	6.74%

12-month income dividends per share**	$0.02	$0.01

12-month capital gain distributions per share**	$0.37	$0.26

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
** The distributions for Class 2 are for the period from its inception on July 31, 2002, through December 31, 2002.
LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund Class 1 shares,1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of -12.60% for the 12-month period ended December 31, 2002. During the same period, the Russell 2000 Value Index returned -11.43% and the median return of funds in the Lipper Variable Annuity Small Cap Value Funds Classification was -12.31%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment like during the 12-month period?

The period was one of marked volatility and shifting investor sentiment, making it a challenging time for equity investors across the entire market. Small cap value stocks on a relative basis performed well during the first half of the year as the economy showed signs of strengthening from the lows experienced after the September 11, 2001, terrorist attacks. However, as the year progressed, the rally began to fade. Continued reports of corporate malfeasance from corporate giants such as Tyco International Ltd. and WorldCom caused investors to question the veracity of corporate financial statements. Corporations postponed capital expenditures amid concerns of an economic slowdown, which led to a further weakening of the economy. These factors combined with the threat of war with Iraq resulted in a broad decline in all stocks, with small cap value stocks especially hard hit.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$33,354,512

Number of Holdings	173

P/E Ratio	15.3x

What factors most affected performance during the period?

The fund’s underweighting in financials, overweighting in healthcare, and stock selection in the technology sector all negatively affected performance. This was offset by strong stock selection in the industrials, materials and consumer discretionary sectors.

In the industrials sector, AGCO Corporation, a manufacturer and distributor of agricultural equipment, benefited from stronger commodity prices and anticipated increased spending by farmers. We sold out of the entire position as the stock reached our price target. Another stock in the industrials sector that performed well was Wabtec Corporation, a provider of equipment and services for the rail industry.

A strong performer in the materials sector was MacDermid, a manufacturer of specialty chemicals. The company benefited from strong cash flow and a solid balance sheet and appreciated more than 35% during the 12-month period.

In the consumer discretionary sector, there were a number of names that were strong contributors to the fund’s overall performance. Kenneth Cole Productions, a leading manufacturer of fashion footwear and handbags, experienced strong appreciation during the period as a result of an improved merchandising mix and upwardly revised earnings estimates. Ann Taylor Stores Corp., a specialty retailer of women’s apparel, was another standout performer. We sold out of this position and took profits as the stock more than doubled

PORTFOLIO MANAGER INTERVIEW continued

in price and reached our price target. Lastly, Pier 1 Imports, Inc., a home furnishings and furniture retailer, appreciated more than 70% during the period and we sold out of our entire position.

TOP 5 SECTORS
(as a percentage of 12/31/2002 net assets)

Industrials	21.1%

Consumer Discretionary	19.3%

Financials	17.0%

Information Technology	10.7%

Health Care	9.9%

What areas detracted from performance?

The fund’s underperformance in the technology sector can be attributed primarily to the disappointing performance of two stocks. Artesyn Technologies, Inc., a manufacturer of equipment for the telecommunications industry, declined in value during the period as a result of a decrease in capital expenditures by telecommunications and technology companies. We sold out of our entire position due to concerns regarding the long-term viability of the company.

Another disappointment was GlobespanVirata, Inc., a maker of semiconductors and other equipment for high-speed data transmission. We sold out of our position in the stock based upon the company’s eroding competitive position and cash flow concerns.

TOP 10 HOLDINGS
(as a percentage of 12/31/2002 net assets)

Massey Energy Corp.	2.1%

Chiquita Brands International, Inc.	1.7%

Wellman, Inc.	1.6%

Maxtor Corp.	1.6%

NUI Corp.	1.5%

Horace Mann Educators Corp.	1.4%

PMA Capital Corp.	1.4%

Joy Global, Inc.	1.4%

Linens ‘N Things, Inc.	1.3%

Barnes & Nobles, Inc.	1.3%

What is your outlook for the next 12 months?

Looking forward, we are cautiously optimistic regarding the outlook for small cap value stocks. Historically, small cap stocks have outperformed their large cap counterparts as the economy strengthens. We believe manufacturers may begin to rebuild inventories, and spending on capital equipment should improve this year from very depressed levels. Monetary and fiscal stimulus also point to a strengthening economy in the second half of the year. We believe that valuations in the small cap sector are attractive given the current level of interest rates and inflation and the strong productivity we have seen over the past year. Our caution reflects the risk of a significant decline in consumer spending, the continued weak labor market and geopolitical concerns.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001	2000	1999	1998[1,2]
Class 1[3]
Net asset value, beginning of period	$12.60	$11.70	$10.14	$9.58	$10.00
Income from investment operations
Net investment income	0.02	0.02	0.08	0.13	0.15
Net realized and unrealized gains or losses on securities	-1.58	1.98	1.99	1.02	-0.45
Total from investment operations	-1.56	2.00	2.07	1.15	-0.30

Distributions to shareholders from
Net investment income	-0.02	-0.02	-0.10	-0.13	-0.11
Net realized gains	-0.37	-1.08	-0.41	-0.46	-0.01
Total distributions to shareholders	-0.39	-1.10	-0.51	-0.59	-0.12

Net asset value, end of period	$10.65	$12.60	$11.70	$10.14	$9.58
Total return[4]	-12.60%	18.11%	20.71%	12.07%	-2.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$32,300	$22,515	$10,400	$4,958	$2,282
Ratios to average net assets
Expenses[5]	1.00%	1.00%	1.02%	1.01%	1.02%[6]
Net investment income	0.18%	0.29%	1.01%	1.69%	2.49%[6]
Portfolio turnover rate	61%	81%	82%	65%	16%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from May 1, 1998 (commencement of operations), to December 31, 1998.

3.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1,2]
Class 2
Net asset value, beginning of period	$11.39
Income from investment operations
Net investment income	0.02
Net realized and unrealized losses on securities	-0.49
Total from investment operations	-0.47

Distributions to shareholders from
Net investment income	-0.01
Net realized gains	-0.26
Total distributions to shareholders	-0.27

Net asset value, end of period	$10.65
Total return[3]	-4.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,055
Ratios to average net assets
Expenses[4]	1.28%[5]
Net investment income	0.46%[5]
Portfolio turnover rate	61%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Shares	Value

COMMON STOCKS 96.8%
CONSUMER DISCRETIONARY 19.3%
Auto Components 0.5%
Arvinmeritor, Inc.	7,600	$ 126,692
Superior Industries International, Inc.	630	26,057
Wescast Industries, Inc., Class A	395	9,835
162,584
Hotels, Restaurants & Leisure 0.8%
Buca, Inc. *	6,500	54,080
Orient Express Hotels, Ltd., Class A *	3,833	51,746
Prime Hospitality Corp. *	21,859	178,151
283,977
Household Durables 3.4%
Furniture Brands International, Inc. *	16,900	403,065
Libbey, Inc.	6,300	163,800
Oneida, Ltd.	22,400	247,072
Snap-on, Inc.	11,500	323,265
1,137,202
Leisure Equipment & Products 2.2%
Boyds Collection, Ltd. *	33,900	225,435
Brunswick Corp.	6,400	127,104
Callaway Golf Co.	20,700	274,275
National RV Holdings, Inc. *	19,300	115,414
742,228
Media 1.4%
Liberty Corp.	1,145	44,426
Reader’s Digest Association, Inc., Class A	27,400	413,740
Young Broadcasting, Inc., Class A *	1,330	17,516
475,682
Multi-line Retail 1.4%
Neiman Marcus Group, Class A	6,565	199,511
Neiman Marcus Group, Class B *	410	11,205
Stein Mart, Inc. *	40,800	248,880
459,596
Specialty Retail 5.0%
Abercrombie & Fitch Co., Class A *	8,100	165,726
Barnes & Noble, Inc. *	23,700	428,259
Bebe Stores, Inc. *	8,200	109,880
Childrens Place Retail Stores, Inc. *	15,800	168,112
Linens’n Things, Inc. *	19,400	438,440
Payless Shoesource, Inc. *	440	22,647
Wet Seal, Inc. *	30,300	326,058
Zale Corp. *	100	3,190
1,662,312
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles & Apparel 4.6%
Cutter & Buck, Inc. *	18,700	$ 70,125
Kenneth Cole Productions, Inc., Class A *	13,500	274,050
Maxwell Shoe, Inc., Class A *	5,600	65,072
Nautica Enterprises, Inc. *	28,745	319,357
Russell Corp.	5,100	85,374
Steven Madden, Ltd. *	5,000	90,350
Superior Uniform Group, Inc.	5,900	73,101
Wellman, Inc.	40,300	543,647
1,521,076
CONSUMER STAPLES 4.9%
Food & Drug Retailing 1.6%
Casey’s General Stores, Inc.	34,700	423,687
Longs Drug Stores Corp.	5,800	120,292
543,979
Food Products 3.2%
Chiquita Brands International, Inc. *	43,700	579,462
Delta & Pine Land Co.	13,300	271,453
Lance, Inc.	16,600	196,527
1,047,442
Tobacco 0.1%
Universal Corp.	1,205	44,537
ENERGY 4.1%
Energy Equipment & Services 2.4%
Key Energy Services, Inc. *	45,100	404,547
Tidewater, Inc.	8,800	273,680
Veritas DGC, Inc. *	17,300	136,670
814,897
Oil & Gas 1.7%
Berry Petroleum Co., Class A	1,520	25,916
Cabot Oil & Gas Corp., Class A	655	16,231
Forest Oil Corp. *	1,012	27,982
Patina Oil & Gas Corp.	1,093	34,593
Spinnaker Exploration Co. *	10,951	241,470
St. Mary Land & Exploration Co.	8,700	217,500
563,692
FINANCIALS 17.0%
Banks 5.8%
Britton & Koontz Capital Corp.	1,800	26,280
Brookline Bancorp, Inc.	21,000	249,900
Colonial BancGroup, Inc.	24,100	287,513
Columbia Banking System, Inc. *	17,447	220,006
Cullen/Frost Bankers, Inc.	9,900	323,730
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Banks continued
First State Bancorp	8,000	$ 198,400
Gold Banc Corp., Inc.	27,305	270,893
Mid-State Bancshares	12,400	203,633
Summit Bankshares, Inc.	242	4,719
Washington Trust Bancorp, Inc.	6,600	128,898
1,913,972
Diversified Financials 1.1%
Leucadia National Corp.	530	19,774
SWS Group, Inc.	18,900	256,284
Westwood Holdings Group, Inc.	7,425	99,569
375,627
Insurance 5.4%
Alfa Corp.	14,200	170,556
CNA Surety Corp.	720	5,652
FBL Financial Group, Inc., Class A	6,600	128,502
Harleysville Group, Inc.	6,700	177,081
Horace Mann Educators Corp.	31,200	478,296
IPC Holdings, Ltd. *	485	15,297
Odyssey Holdings Corp.	14,000	247,800
Phoenix Companies, Inc.	6,900	52,440
PMA Capital Corp., Class A	33,241	476,344
Stewart Information Services Corp. *	1,500	32,085
White Mountains Insurance Group, Ltd.	80	25,840
1,809,893
Real Estate 4.7%
Aegis Realty, Inc. REIT	1,435	16,388
AMB Property Corp. REIT	8,000	218,880
Brandywine Realty Trust REIT	8,100	176,661
Equity Residential Properties Trust REIT	610	14,994
Forest City Enterprises, Inc. REIT	1,095	36,518
Highwoods Properties, Inc. REIT	8,700	192,270
Host Marriott Corp. * REIT	26,000	230,100
Kilroy Realty Corp. REIT	7,400	170,570
La Quinta Corp. * REIT	4,965	21,846
Prentiss Properties Trust REIT	6,100	172,508
Reckson Association Realty Corp. REIT	15,200	319,960
1,570,695
HEALTH CARE 9.9%
Biotechnology 1.5%
Protein Design Labs, Inc. *	30,300	257,550
Ribapharm, Inc. *	34,700	227,285
484,835
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 2.1%
Bausch & Lomb, Inc.	620	$ 22,320
Exactech, Inc. *	2,000	38,880
Sybron Dental Specialties, Inc. *	19,400	288,090
Viasys Healthcare, Inc. *	21,700	323,113
West Pharmaceutical Services, Inc.	1,050	25,620
698,023
Health Care Providers & Services 3.0%
Owens & Minor, Inc.	20,800	341,536
Quintiles Transnational Corp. *	19,500	235,950
Stewart Enterprises, Inc., Class A *	75,900	422,839
1,000,325
Pharmaceuticals 3.3%
ICN Pharmaceuticals, Inc.	26,129	285,067
IVAX Corp. *	33,800	409,994
Watson Pharmaceuticals, Inc. *	14,500	409,915
1,104,976
INDUSTRIALS 21.1%
Aerospace & Defense 2.1%
Gencorp, Inc.	22,900	181,368
Kaman Corp., Class A	4,000	44,000
Ladish Co., Inc. *	22,400	180,544
United Defense Industries, Inc. *	12,125	282,512
688,424
Air Freight & Couriers 1.7%
CNF Transportation, Inc.	8,500	282,540
Pacer International, Inc. *	22,900	304,570
587,110
Building Products 1.0%
Apogee Enterprises, Inc.	14,600	130,685
York International Corp.	7,800	199,446
330,131
Commercial Services & Supplies 3.6%
Global Payments, Inc.	420	13,444
Heidrick & Struggles International, Inc. *	790	11,589
Per-Se Technologies, Inc. *	1,700	15,248
Pittston Brink’s Group	20,500	378,840
Spherion Corp. *	59,200	396,640
United Stationers, Inc. *	13,100	377,293
1,193,054
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Construction & Engineering 0.7%
Butler Manufacturing Co.	6,240	$ 120,744
Insituform Technologies, Inc., Class A *	6,200	105,710
226,454
Electrical Equipment 0.1%
A.O. Smith Corp.	895	24,174
Machinery 10.2%
Albany International Corp., Class A	15,800	326,428
Ampco Pittsburgh Corp.	1,120	13,619
Astec Industries, Inc. *	10,200	101,286
Briggs & Stratton Corp.	1,050	44,594
Circor International, Inc.	4,900	77,910
Crane Co.	10,300	205,279
Joy Global, Inc. *	41,700	469,542
Kadant, Inc. *	1,639	24,585
Kaydon Corp.	12,800	271,488
Kennametal, Inc.	10,100	348,248
Lincoln Electric Holdings, Inc.	14,400	333,360
Mueller Industries, Inc. *	11,700	318,825
Pentair, Inc.	6,400	221,120
Tecumseh Products Co., Class A	1,000	44,130
Velcro Industries, N.V.	1,040	9,516
Wabtec Corp.	17,998	252,692
Watts Industries, Inc., Class A	22,700	357,298
3,419,920
Road & Rail 1.1%
Arkansas Best Corp. *	930	24,162
U.S. Freightways Corp.	11,480	330,050
354,212
Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	11,300	213,570
INFORMATION TECHNOLOGY 10.7%
Communications Equipment 0.3%
Adaptec, Inc. *	14,800	83,620
Computers & Peripherals 2.5%
Gateway, Inc. *	75,100	235,814
Imation Corp. *	675	23,679
Maxtor Corp. *	104,500	528,770
SBS Technologies, Inc. *	6,600	60,456
848,719
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 1.0%
LSI Industries, Inc.	6,000	$ 83,100
Park Electrochemical Corp.	1,300	24,960
Teledyne Technologies, Inc. *	14,500	227,360
335,420
IT Consulting & Services 0.2%
Answerthink Consulting Group *	29,600	74,000
Semiconductor Equipment & Products 3.1%
Axcelis Technologies, Inc. *	30,400	170,513
Cypress Semiconductor Corp. *	32,100	183,612
Helix Technology Corp.	21,400	239,680
Mattson Technology, Inc. *	65,800	188,188
Ultratech Stepper, Inc. *	26,200	257,782
1,039,775
Software 3.6%
FileNet Corp. *	29,200	356,240
NetIQ Corp. *	14,100	174,135
SonicWall, Inc. *	77,200	280,236
Transaction Systems Architects, Inc., Class A *	60,700	394,550
1,205,161
MATERIALS 7.9%
Chemicals 3.7%
Cambrex Corp.	9,800	296,058
MacDermid, Inc.	11,100	253,635
Olin Corp.	19,552	304,034
Spartech Corp.	18,200	375,466
1,229,193
Construction Materials 0.3%
Centex Construction Products, Inc.	1,300	45,695
Lafarge North America, Inc.	920	30,222
Texas Industries, Inc.	595	14,458
90,375
Containers & Packaging 1.0%
AptarGroup, Inc.	5,600	174,944
Rock-Tennessee Co., Class A	10,800	145,584
320,528
Metals & Mining 2.5%
GrafTech International, Ltd. *	23,300	138,868
Massey Energy Corp.	73,100	710,532
849,400
Paper & Forest Products 0.4%
Louisiana Pacific Corp. *	16,700	134,602
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
UTILITIES 1.9%
Gas Utilities 1.9%
Chesapeake Utilities Corp.	2,400	$ 43,920
NICOR, Inc.	2,500	85,075
NUI Corp.	29,400	507,444
636,439
Total Common Stocks		32,301,831
EXCHANGE TRADED FUNDS 0.9%
iShares Russell 2000 Index Fund	1,090	82,633
iShares Russell 2000 Value Fund	230	25,645
iShares S&P SmallCap 600 Value Fund	2,470	179,693
Total Exchange Traded Funds		287,971
MUTUAL FUND SHARES 0.0%
Royce Global Trust, Inc.	750	4,170
SHORT-TERM INVESTMENTS 7.0%
MUTUAL FUND SHARES 7.0%
Evergreen Institutional Money Market Fund (o)	2,315,599	2,315,599
Total Investments (cost $38,412,940) 104.7%		34,909,571
Other Assets and Liabilities (4.7%)		(1,555,059)
Net Assets 100.0%		$ 33,354,512

*	Non-income producing security.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
REIT	Real Estate Investment Trust

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 38,412,940
Net unrealized losses on securities	(3,503,369)

Market value of securities	34,909,571
Receivable for securities sold	42,800
Dividends and interest receivable	41,915

Total assets	34,994,286

Liabilities
Payable for securities purchased	1,638,286
Advisory fee payable	167
Distribution Plan expenses payable	14
Due to other related parties	182
Accrued expenses and other liabilities	1,125

Total liabilities	1,639,774

Net assets	$ 33,354,512

Net assets represented by
Paid-in capital	$ 37,212,868
Accumulated net realized losses on securities	(354,987)
Net unrealized losses on securities	(3,503,369)

Total net assets	$ 33,354,512

Net assets consists of
Class 1*	$ 32,299,823
Class 2	1,054,689

Total net assets	$ 33,354,512

Shares outstanding
Class 1*	3,031,802
Class 2	98,995

Net asset value per share
Class 1*	$ 10.65
Class 2	$ 10.65

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Dividends (net of foreign witholding taxes of $9)	$ 336,346
Interest	24,447

Total investment income	360,793

Expenses
Advisory fee	265,181
Distribution Plan expenses	390
Administrative services fees	30,480
Transfer agent fee	764
Trustees’ fees and expenses	725
Printing and postage expenses	20,660
Custodian fee	8,939
Professional fees	17,672
Other	499

Total expenses	345,310
Less: Expense reductions	(181)
Fee waivers	(39,934)

Net expenses	305,195

Net investment income	55,598

Net realized and unrealized gains or losses on securities
Net realized gains on securities	440,400
Net change in unrealized gains or losses on securities	(6,018,333)

Net realized and unrealized gains or losses on securities	(5,577,933)

Net decrease in net assets resulting from operations	$ (5,522,335)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 55,598		$ 43,322
Net realized gains on securities		440,400		1,644,751
Net change in unrealized gains or losses on securities		(6,018,333)		1,155,318

Net increase (decrease) in net assets resulting from operations		(5,522,335)		2,843,391

Distributions to shareholders from
Net investment income
Class 1*		(46,074)		(40,259)
Class 2		(1,044)		0
Net realized gains
Class 1*		(984,893)		(1,602,946)

Class 2		(17,597)		0

Total distributions to shareholders		(1,049,608)		(1,643,205)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	1,582,150	19,701,720	889,209	10,825,389
Class 2	102,029	1,089,241	0	0

		20,790,961		10,825,389

Payment for shares redeemed
Class 1*	(629,019)	(7,011,661)	(133,754)	(1,553,327)
Class 2	(4,765)	(49,630)	0	0

		(7,061,291)		(1,553,327)

Net asset value of shares issued in reinvestment of distributions
Class 1*	91,052	1,030,967	142,615	1,643,246
Class 2	1,731	18,641	0	0

		1,049,608		1,643,246

Net asset value of shares issued in acquisition
Class 1*	200,766	2,632,129	0	0
Class 2	0	0	0	0
		2,632,129		0

Net increase in net assets resulting from capital share transactions		17,411,407		10,915,308

Total increase in net assets		10,839,464		12,115,494
Net assets
Beginning of period		22,515,048		10,399,554

End of period		$ 33,354,512		$ 22,515,048

Undistributed net investment income		$ 0		$ 0

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from real estate investment trusts.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.87% of the Fund’s average daily net assets.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $39,934 which represents 0.13% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2002, the Fund paid brokerage commissions of $8,160 to Wachovia Securities, Inc.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Special Values Fund II in an exchange of shares. The net assets were exchanged through a tax-free exchange for 200,766 Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $169,050. The aggregate net assets of the Fund and Wachovia Special Values Fund II immediately prior to the acquisition were $33,972,195 and $2,632,129, respectively. The aggregate net assets of the Fund immediately after the acquisition were $36,604,324.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $31,691,909 and $18,116,970, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $38,453,551. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,024,441 and $4,568,421, respectively, with a net unrealized depreciation of $3,543,980.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $314,376.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

The components of distributable earnings on a tax basis consisted of unrealized depreciation of $3,543,980 and post-October loss of $314,376.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and certain distributions received from real estate investment trusts. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the year ended ended December 31, 2002 was $404,834 of ordinary income and $644,774 of long-term capital gain.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $181, which represents 0.00% of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Small Cap Value Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Small Cap Value Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

ADDITIONAL INFORMATION (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate and per share capital gain distributions of $644,774 and $0.2238, respectively, for the fiscal year ended December 31, 2002.

For corporate shareholders, 55.09% of ordinary income dividends paid during the fiscal year ended December 31, 2002 qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560864   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034